                             SECURITIES AND EXCHANGE COMMISSION

                                     450 Fifth Street, NW

                                     Washington, DC  20549

                        ------------------------------------------

                                          FORM 8-K

                                       CURRENT REPORT

                           Pursuant to Section 13 or 15(d) of the

                              Securities Exchange Act of 1934

                              For the Month of October, 2001

                                 PNC MORTGAGE SECURITIES CORP.

                              MORTGAGE PASS-THROUGH CERTIFICATES,

                                     SERIES:  2001-1

                 (Exact name of the registrant as specified in charter)

                 Delaware                333-72879-18            94-2528990

               (State or other         (Commission          (IRS Employer

               jurisdiction of         File Number)         Identification

               Incorporation)                               Number)

                                   75 NORTH FAIRWAY DRIVE

                                   VERNON HILLS, IL  60061

                         (Address of principal executive offices)

                    Registrant's telephone number, including area code:

                                      (847) 549-6500

ITEM 5.

     See Exhibit 99, the Distribution Report for the Month of October, 2001,

attached hereto.

ITEM 7.

    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS:

     EXHIBITS:

     99.   PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates,

          SERIES:  2001-1    , Monthly Distribution Report for October 2001.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    November 06, 2001

                                  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                              (Registrant)

                                              By:   /s/ (RICHIE MOORE)

                                                    ------------------

                                                    RICHIE MOORE

                                                    SECOND VICE PRESIDENT

                                                               EXHIBIT 99

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             10/2001 DISTRIBUTION REPORT

SERIES:  pncms 2001-1                                  WEIGHTED AVERAGE PC RATE:    7.78902%

POOL NUMBER:  1697

____________________________________________________________________________________________

ISSUE DATE:  01/30/2001

CERTIFICATE BALANCE AT ISSUE:    $245,740,542.00

                                                                 CERTIFICATE

                                                   TOTAL         ACCOUNT            CERTIFICATE

                                                   NUMBER OF     ACTIVITY           BALANCE

                                                   MORTGAGES     (@PC RATE)         OUTSTANDING

                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     440                         $171,656,843.27

PRINCIPAL POOL COLLECTION(S):

Scheduled Principal Collection Due Current Month                     $113,139.69

Unscheduled Principal Collection/Reversals                            $20,398.63

Liquidations-in-full                                      15       $5,483,079.71

Net principal Distributed                                          $5,616,618.03     ($5,616,618.03)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        425                         $166,040,225.24

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,220,111.14

UNSCHEDULED INTEREST AT MORTGAGE RATE:

Unscheduled Interest Collection/Reversals                                  $0.00

Interest Uncollected on Liquidation                                        $0.00

Interest Uncollected on Non-Earning Assets                                 $0.00

Net Unscheduled Interest Distributed                                       $0.00

OTHER:

Loan Conversion Fees                                                       $0.00

Expense Reimbursements                                                     $0.00

Gain on Liquidations                                                       $0.00

Hazard Insurance Premium Refunds                                           $0.00

Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $106,211.21

UNSCHEDULED SERVICING FEES:

Unscheduled Service Fee Collections/Reversals                              $0.00

Servicing Fees Uncollected on Liquidation                                  $0.00

Servicing Fees Uncollected/Non-Earning Assets                              $0.00

Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                             $6,730,517.96

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             10/2001 DISTRIBUTION REPORT

SERIES:  pncms 2001-1                                  WEIGHTED AVERAGE PC RATE:    7.78902%

POOL NUMBER:  1697

____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL

  Loan Count Of              Aggregate Loss

  Incurred Loss                  Amount

__________________         _________________

                 0                     $0.00

*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE

     Principal          Scheduled         Interest        Net Interest                            Total

   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution

__________________  ________________  ________________  ________________  ________________  ________________

     $5,616,618.03     $1,113,899.93             $0.00     $1,113,899.93             $0.00     $6,730,517.96

INSURANCE RESERVES

                         Original         Claims In          Claims           Coverage          Coverage

  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining

___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00

Special Hazard          $3,010,286.00             $0.00             $0.00             $0.00     $3,010,286.00

Bankruptcy Bond

   Single-Units           $122,281.00             $0.00             $0.00             $0.00       $122,281.00

   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00

Mortgage Repurchase     $4,914,810.84             $0.00             $0.00             $0.00     $4,914,810.84

DELINQUENT INSTALLMENTS

ONE                          TWO                          THREE

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

   24      $9,127,724.11         5      $1,613,905.84         3      $1,442,727.38

FOUR                         IN FORECLOSURE               ACQUIRED

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

    3      $1,442,727.38         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class IIB1, IIB2, IIB3, IIB4,

IIB5, IIB6 Certificates immediately after the principal and interest distribution on 10/25/2001 are as follows:

                Class       Class Principal Balance

                IIB1               $7,929,010.89

                IIB2               $3,049,620.04

                IIB3               $2,683,665.48

                IIB4               $1,341,833.72

                IIB5                 $975,878.18

                IIB6               $1,097,863.28

                              __________________

                Total             $17,077,871.58

                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of September 30, 2001):

SERIES:  2001-1                 POOL NUMBER:  1697

                           I                     II                      III

                     Total Loans In        Total Delinquent        Loans Delinquent

                     Mortgage Pool              Loans                  1 Month

                  --------------------   ---------------------   ---------------------

Dollar Amount:       $166,040,225.24**       $10,741,629.95***        $9,127,724.11***

Number:                          608                     29                      24

% of Pool:                    100.00%                  6.47%                   5.50%

(Dollars)

% of Pool:                    100.00%                  4.77%                   3.95%

(No. of Loans)

                           IV                      V                      VI

                    Loans Delinquent        Loans Delinquent           Loans In

                        2 Month                 3 Month               Foreclosure

                  --------------------   ---------------------   ---------------------

Dollar Amount:        $1,613,905.84***                $0.00***                $0.00***

Number:                           5                       0                       0

% of Pool:                    0.97%                    0.00%                   0.00%

(Dollars)

% of Pool:                    0.82%                    0.00%                   0.00%

(No. of Loans)

                          VII

                     Loans Acquired

                  --------------------

Dollar Amount:                $0.00***

Number:                           0

% of Pool:                     0.00%

(Dollars)

% of Pool:                     0.00%

(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all October 01, 2001 scheduled payments and September 01, 2001 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of

September 30, 2001.

Trading Factor, calculated as of distribution date : 0.23496266.

By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including October 01, 2001, and unscheduled prepayments in months prior to October ) can be calculated.

                                                               EXHIBIT 99

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             10/2001 DISTRIBUTION REPORT

SERIES:  pncms 2001-1                                  WEIGHTED AVERAGE PC RATE:    7.56606%

POOL NUMBER:  Group 1 = 1696, 1698

____________________________________________________________________________________________

ISSUE DATE:  01/30/2001

CERTIFICATE BALANCE AT ISSUE:    $460,925,895.00

                                                                 CERTIFICATE

                                                   TOTAL         ACCOUNT            CERTIFICATE

                                                   NUMBER OF     ACTIVITY           BALANCE

                                                   MORTGAGES     (@PC RATE)         OUTSTANDING

                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     732                         $279,257,341.84

PRINCIPAL POOL COLLECTION(S):

Scheduled Principal Collection Due Current Month                     $209,734.78

Unscheduled Principal Collection/Reversals                            $86,308.93

Liquidations-in-full                                      55      $21,498,197.42

Net principal Distributed                                         $21,794,241.13    ($21,794,241.13)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        677                         $257,463,100.71

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,906,239.29

UNSCHEDULED INTEREST AT MORTGAGE RATE:

Unscheduled Interest Collection/Reversals                                  $0.00

Interest Uncollected on Liquidation                                        $0.00

Interest Uncollected on Non-Earning Assets                                 $0.00

Net Unscheduled Interest Distributed                                       $0.00

OTHER:

Loan Conversion Fees                                                       $0.00

Expense Reimbursements                                                     $0.00

Gain on Liquidations                                                       $0.00

Hazard Insurance Premium Refunds                                           $0.00

Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $141,163.37

UNSCHEDULED SERVICING FEES:

Unscheduled Service Fee Collections/Reversals                              $0.00

Servicing Fees Uncollected on Liquidation                                  $0.00

Servicing Fees Uncollected/Non-Earning Assets                              $0.00

Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $23,559,317.05

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             10/2001 DISTRIBUTION REPORT

SERIES:  pncms 2001-1                                  WEIGHTED AVERAGE PC RATE:    7.56606%

POOL NUMBER:  Group 1 = 1696, 1698

____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL

  Loan Count Of              Aggregate Loss

  Incurred Loss                  Amount

__________________         _________________

                 0                     $0.00

*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE

     Principal          Scheduled         Interest        Net Interest                            Total

   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution

__________________  ________________  ________________  ________________  ________________  ________________

    $21,794,241.13     $1,765,075.92             $0.00     $1,765,075.92             $0.00    $23,559,317.05

INSURANCE RESERVES

                         Original         Claims In          Claims           Coverage          Coverage

  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining

___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00

Special Hazard          $5,280,620.00             $0.00             $0.00             $0.00     $5,280,620.00

Bankruptcy Bond

   Single-Units           $173,919.00             $0.00             $0.00             $0.00       $173,919.00

   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00

Mortgage Repurchase     $9,218,517.90             $0.00             $0.00             $0.00     $9,218,517.90

DELINQUENT INSTALLMENTS

ONE                          TWO                          THREE

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

   27      $9,253,359.81         3      $1,083,693.87         1        $645,161.21

FOUR                         IN FORECLOSURE               ACQUIRED

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

    1        $645,161.21         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,

CB5, CB6 Certificates immediately after the principal and interest distribution on 10/25/2001 are as follows:

                Class       Class Principal Balance

                CB1                $8,916,664.06

                CB2                $4,801,282.25

                CB3                $2,514,957.35

                CB4                $1,829,058.91

                CB5                $1,143,162.45

                CB6                $1,371,794.94

                              __________________

                Total             $20,576,919.97

                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of September 30, 2001):

SERIES:  2001-1                 POOL NUMBER:  Group 1 = 1696, 1698

                           I                     II                      III

                     Total Loans In        Total Delinquent        Loans Delinquent

                     Mortgage Pool              Loans                  1 Month

                  --------------------   ---------------------   ---------------------

Dollar Amount:       $257,463,100.71**       $10,337,053.68***        $9,253,359.81***

Number:                         1142                     30                      27

% of Pool:                    100.00%                  4.01%                   3.59%

(Dollars)

% of Pool:                    100.00%                  2.63%                   2.36%

(No. of Loans)

                           IV                      V                      VI

                    Loans Delinquent        Loans Delinquent           Loans In

                        2 Month                 3 Month               Foreclosure

                  --------------------   ---------------------   ---------------------

Dollar Amount:        $1,083,693.87***                $0.00***                $0.00***

Number:                           3                       0                       0

% of Pool:                    0.42%                    0.00%                   0.00%

(Dollars)

% of Pool:                    0.26%                    0.00%                   0.00%

(No. of Loans)

                          VII

                     Loans Acquired

                  --------------------

Dollar Amount:                $0.00***

Number:                           0

% of Pool:                     0.00%

(Dollars)

% of Pool:                     0.00%

(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all October 01, 2001 scheduled payments and September 01, 2001 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of

September 30, 2001.

Trading Factor, calculated as of distribution date : 0.36433470.

By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including October 01, 2001, and unscheduled prepayments in months prior to October ) can be calculated.